                    SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934

                       (Amendment No. __)

Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/  /     Preliminary Proxy Statement
/  /     Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))
/X /     Definitive Proxy Statement
/  /     Definitive Additional Materials
/  /     Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                       Sequoia Fund, Inc.
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        (Name of Registrant as Specified In Its Charter)


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           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X /     No fee required
/  /     Fee computed on table below per Exchange Act Rule 14a-
         6(i)(1) and 0-11.

         (1)  Title of each class of securities to which
         transaction applies:
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         (2)  Aggregate number of securities to which transaction
         applies:
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         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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         (4)  Proposed maximum aggregate value of transaction:
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         (5)  Total fee paid:
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/   /    Fee paid previously with preliminary materials.
/   /    Check box if any part of the fee is offset as provided
         by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

         Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount Previously Paid:

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              (4)  Date Filed:

SEQUOIA FUND, INC.                Principal Executive Office:
                                  767 Fifth Avenue
                                  New York, New York 10153
                                  (800) 686-6884


            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         APRIL 19, 2002

         The Annual Meeting of Stockholders of Sequoia Fund, Inc., a Maryland corporation (the "Corporation"), will be held at 10:00 A. M., New York City time, on April 19, 2002 at The New York Athletic Club,* 180 Central Park South, New York, New York 10019 for the following purposes, all of which are more fully discussed in the accompanying Proxy Statement dated March 4, 2002:

         1. To elect nine Directors of the Corporation, each to hold office until his successor is duly elected and qualified;

         2. To approve or disapprove renewal for the Corporation's current fiscal year of the Investment Advisory
Contract between the Corporation and Ruane, Cunniff & Co., Inc.
dated July 1, 1993; and

         3. To transact such other business as may properly come before the meeting.

         Only stockholders of record at the close of business on February 8, 2002, are entitled to notice of and to vote at the meeting and at any adjournment thereof.

         The Board of Directors, at a meeting held on September 10, 2001, voted unanimously to amend the Corporation's Bylaws to eliminate the requirement that the Corporation hold an annual meeting of stockholders. Instead, the Corporation will hold stockholder meetings only when required under Maryland law or the Investment Company Act of 1940, as amended. Nevertheless, the Corporation may hold informal stockholder meetings to update stockholders on developments of the Corporation.

              By order of the Board of Directors
                   Joseph Quinones, Jr.
                   Vice President, Secretary
                      and Treasurer

New York, New York
March 4, 2002

    If you do not expect to attend the meeting in person, please date and sign the enclosed proxy and return it promptly in the envelope enclosed for that purpose or submit your proxy by telephone or the Internet to assure that a quorum will be present at the meeting.

* The Club requires gentlemen to wear jackets and collared shirts.

                         PROXY STATEMENT
                          MARCH 4, 2002

                                                             Page

Introduction..................................................3

Election of Directors.........................................5

Independent Accountants......................................10

Approval or Disapproval of Renewal of
Investment Advisory Contract.................................10

Certain Information as to Directors and
Officers of the Corporation and its
Investment Adviser...........................................12

Allocation of Portfolio Brokerage and
Portfolio Turnover...........................................13

Submission of Stockholder Proposals .........................14

Definition of "Vote of a Majority of the
Outstanding Voting Securities of the Corporation"............14

Other Matters................................................14

EXHIBIT A (Investment Advisory Contract dated
July 1, 1993)...............................................A-1

                         PROXY STATEMENT

                          INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the management of Sequoia Fund, Inc., a Maryland corporation (the "Corporation"), for use at the Annual Meeting of Stockholders to be held at The New York Athletic Club, 180 Central Park South, New York, New York 10019, on April 19, 2002 at 10:00 A.M., New York City time. Such solicitation will be by mail, and the cost will be borne by the Corporation pursuant to the terms of the Investment Advisory Contract described below. The approximate date of the mailing of this Proxy Statement to the stockholders of the Corporation is March 4, 2002.

         The Corporation's Annual Report for the fiscal year ended December 31, 2001 was mailed to stockholders on February
28, 2002.

         The outstanding voting stock of the Corporation as of February 8, 2002 consisted of approximately 32,548,823 shares of Common Stock, each share being entitled to one vote. Only stockholders of record at the close of business on February 8, 2002 are entitled to vote at the meeting.

         Shares represented by the proxies received in response to this solicitation will, unless contrary instructions are given, be voted in favor of the election as directors of the nominees set forth below and in favor of approval of renewal of the Investment Advisory Contract.

         Any person giving a proxy has the power to revoke it at any time before it is exercised, either by personal attendance at the meeting or by written notice received by the Corporation prior to the meeting.

         The following table sets forth information regarding beneficial owners of more than five percent of the outstanding
Common Stock of the Corporation on February 8, 2002.


                                                                Percent
                                                                of Total
                                                     No. of     Shares
    Name                         Address             Shares     Outstanding


Trustees of Grinnell             Grinnell,
   College                       Iowa 50112          4,530,218    13.92%


Bankers Trust Company as         P. O. Box  92956    2,511,066     7.71%
   Trustee for the               Chicago, Illinois
   Walt Disney Company           60675-2956
   Employees Master
   Retirement Plan Trust
   and Fidelity Management       100 Magellan Way
   Trust Company as Trustee      Covington, KY
   of the Walt Disney Company    41015-1987
   Employees Benefit Plan
   Trust


The Northern Trust Company as    280 Park Avenue     1,935,288      5.95%
   Custodian for FMC             New York,
   Corporation Master            New York 10022
   Retirement Trust
   and Fidelity Management
   Trust Company as Trustee      100 Magellan Way
   for the FMC Corporation       Covington, Kentucky
   Plans                         41015-1987

                      ELECTION OF DIRECTORS

         The following persons are nominees for election as directors, each to hold office until his successor has been elected and has qualified, and each such nominee has consented to so serve. The Board of Directors, at a meeting held on September 10, 2001, voted unanimously to amend the Corporation's Bylaws to eliminate the requirement that the Corporation hold an annual meeting of stockholders. Instead, consistent with the practice of most mutual funds, the Corporation will hold stockholder meetings only when required under Maryland law or the Investment Company Act of 1940, as amended, (the "Act"). Accordingly, the election of Directors at this year's Annual Meeting of Stockholders will have the effect of electing the Directors for an indefinite term.

         Messrs. Ruane and Cunniff have served as directors (and Chairman and Vice Chairman, respectively) of the Corporation since its organization in November 1969, Messrs. Swiggett and Matthews were first elected by the Board of Directors in May 1970 and May 1972, respectively, and Mr. Neuhauser was first elected by the stockholders in September 1974. Mr. Goldfarb was first elected by the Board of Directors in September 1980. Ms. Cunniff and Mr. Lowenstein were first elected by the Board of Directors in October 1998. Mr. Ahooja was first elected by the Board of Directors in May 2001. The Board of Directors, which met 5 times during 2001, has no compensation committee.

         The Corporation has a Nominating Committee of the Board of Directors, composed of Messrs. Ahooja, Lowenstein, Matthews, Neuhauser and Swiggett.* The Nominating Committee meets whenever vacancies occur on the Board of Directors to consider and make recommendations to the Board of Directors as to proposed nominees for election as directors of the Corporation. Should vacancies occur, the Nominating Committee will consider recommendations for nomination as director made by stockholders of the Corporation. Any such recommendations should be sent to the offices of the Corporation at the address above, Attention of the Secretary. Certain information concerning the Corporation's Directors is set forth below.








____________________
*Such persons are not "interested persons" of the Corporation within the meaning of Section 2(a)(19)(A) of the Act.


                                                                                                              Daily Range
                                                                                                              of Equity
                                                                                                              Securities
                                                                                                              Of the
                                                                    Principal                                 Corporation
                          Position(s)          Years of             Occupation(s)        Other Director-      as of
                          Held with            Service as           During Past          ships Held           February 8,
Name, Address and Age     the Fund             a Director           5 Years              by Director          2002
---------------------     -----------          ----------           -------------        ---------------      -----------

INTERESTED DIRECTOR**


William J. Ruane, 76,     Chairman of          32                   Chairman of the      None                 Over  $100,000
                          the Board of                              Board of Directors                        (1)(2)
                          Directors                                 and Director, Ruane
                          and Director                              Cunniff & Co., Inc.
                                                                    (member firm of the
                                                                    New York Stock
                                                                    Exchange, Inc.),
                                                                    with which he has
                                                                    been associated for
                                                                    more than five
                                                                    years.

Richard T. Cunniff, 79    Vice Chairman        32                   Vice Chairman and    Sturm, Ruger &       Over  $100,000
                          and Director                              Director, Ruane      Company, Inc.        (2)(3)
                                                                    Cunniff & Co., Inc.,
                                                                    with which he has
                                                                    been associated for
                                                                    more than five
                                                                    years.

Robert D. Goldfarb, 57    President and        21                   President and        None                 Over  $100,000
                          Director                                  Director, Ruane                           (2)(4)
                                                                    Cunniff & Co., Inc.,
                                                                    with which he has
                                                                    been associated for
                                                                    more than five
                                                                    years.

Carol L. Cunniff, 51      Executive Vice       3                    Executive Vice       None                 Over  $100,000
                          President and                             President and                             (2)(5)
                          Director                                  Director, Ruane
                                                                    Cunniff & Co., Inc.,
                                                                    with which she has
                                                                    been associated for


                                5




                                                                    more than five
                                                                    years.

DISINTERESTED DIRECTORS

Vinod Ahooja, 50, ***, +  Director             1                    Currently retired.   None                 None
                                                                    Mr. Ahooja was a
                                                                    Partner with Goldman
                                                                    Sachs & Co. from
                                                                    1990 to 1993.

Roger Lowenstein, 48,     Director             3                    A writer who         None                 Over $100,000 (6)
***, +                                                              regularly
                                                                    contributes to major
                                                                    financial and news
                                                                    publications; he was
                                                                    a writer for the
                                                                    Wall Street Journal
                                                                    from 1979 to 1991
                                                                    and 1995 to 1997.

Francis P. Matthews, 80,  Director             29                   Currently retired.   None                 Over $100,000 (7)
***, +                                                              Mr. Matthews was Of
                                                                    Counsel to Matthews
                                                                    & Cannon, P.C. (law
                                                                    firm) from 1986 to
                                                                    1990.

C. William Neuhauser, 76, Director             27                   Currently retired.   None                 Over $100,000 (8)
***, +                                                              Mr. Neuhauser was
                                                                    Executive Secretary
                                                                    of National Maritime
                                                                    Council from 1979 to
                                                                    1981.

Robert L. Swiggett, 80,   Director             31                   Currently retired.   UNUM Corporation     Over $100,000
***, +                                                              Mr. Swiggett was
                                                                    Chairman of the
                                                                    Board of Directors
                                                                    and Director of
                                                                    Kollmorgen
                                                                    Corporation
                                                                    (electro-optical
                                                                    instruments, direct-
                                                                    drive motor and
                                                                    control devices and
                                                                    systems) from 1983
                                                                    to 1990.





                                6




-------------------------------------------------------------------------------------------------

*    The address for each of the Corporation's Directors is 767 Fifth Avenue, New York, New York 10153.
**   "Interested person," as defined in the Act, of the Corporation because of an affiliation with the
     Corporation's investment adviser.
***  Member of the Audit Committee
+    Member of the Nominating Committee of the Corporation.

(1)  In addition, (a) 179,708 shares of such stock are owned by Mr. Ruane's relatives or by trusts in which Mr. Ruane's relatives have beneficial interests and (b) Mr. Ruane is Trustee of the Carmel
     Hill Fund, the assets of which include 256,075 shares of such stock; however, beneficial ownership by Mr. Ruane of such shares shall not be deemed to be hereby admitted.

(2)  Messrs. Ruane, Cunniff, Goldfarb and Ms. Cunniff are officers, directors and voting stockholders of
     Ruane, Cunniff & Co., Inc., which is the owner of 26,650 shares of the Corporation's Common Stock.
     (See "Certain Information as to Directors and Officers of the Corporation and its Investment
     Adviser," below).  In addition, Messrs. Ruane and Cunniff are trustees and beneficiaries of the
     Profit-Sharing and Money Purchase Plans of Ruane, Cunniff & Co., Inc., which own 184,975 shares of the Corporation's Common Stock.

(3)  In addition, 48,493 shares of such stock are owned by Mr. Cunniff's relatives, but beneficial ownership by Mr. Cunniff of such shares shall not be deemed to be hereby admitted.

(4)  In addition, 48,746 shares of such stock are owned by Mr. Goldfarb's relatives, but beneficial ownership by Mr. Goldfarb of such shares shall not be deemed to be hereby admitted.

(5)  In addition, 14,145 shares of such stock are owned by Ms. Cunniff's relatives, but beneficial ownership by Ms. Cunniff of such shares shall not be deemed to be hereby admitted.

(6)  In addition, 347 shares of such stock are owned by Mr. Lowenstein's relatives, but beneficial ownership by Mr. Lowenstein of such shares shall not be deemed to be hereby admitted.

(7)  In addition, 1,692 shares of such stock are owned by Mr. Matthews' relatives, but beneficial ownership by Mr. Matthews of such shares shall not be deemed to be hereby admitted.

(8)  In addition, 1,125 shares of such stock are owned by Mr. Neuhauser's relatives, but beneficial ownership by Mr. Neuhauser of such shares shall not be deemed to be hereby admitted.

         On February 8, 2002, the directors and officers of the Corporation collectively owned approximately .93%, or, including shares owned by their respective relatives and affiliates, approximately 3.39%, of the total number of the outstanding shares of the Corporation's Common Stock.

         The Corporation does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Corporation. The aggregate compensation for the fiscal year ended December 31, 2001 paid by the Corporation to each of the Directors is set forth below. Ruane, Cunniff & Co., Inc. does not provide investment advisory services to any investment companies registered under the Act other than the Corporation.

                                     Pension or
                                      Retirement
                                      Benefits
                       Aggregate      Accrued       Estimated        Total
                      Compensation   as Part of      Annual       Compensation
                         From        Corporation   Benefits Upon      from
Name Of Director      Corporation     Expenses       Retirement   Corporation
------------------    -------------  ------------  -------------  ------------

William J. Ruane        $   0          $ -0-         $ -0-          $  0
Richard T. Cunniff          0            -0-           -0-             0
Carol L. Cunniff            0            -0-           -0-             0
Robert D. Goldfarb          0            -0-           -0-             0
John M. Harding*         14,500          -0-           -0-           14,500
Vinod Ahooja             19,500          -0-           -0-           19,500
Roger Lowenstein         34,000          -0-           -0-           34,000
Francis P. Matthews      34,000          -0-           -0-           34,000
William Neuhauser        34,000          -0-           -0-           34,000
Robert L. Swiggett       34,000          -0-           -0-           34,000

* Mr. Harding resigned as a Director for the Corporation effective May 8, 2001.

Officer Information

         Certain information concerning the Corporation's officers is set forth below.

                             Position(s) -
                             (Month and Year        Principal Occupation
Name, Address* and Age       First Elected)         during the past 5 years
----------------------       ----------------       -----------------------

Robert D. Goldfarb (57)      President (7/98)       See biography above.

Carol L. Cunniff (51)        Executive Vice         See biography above.
                             President (4/98)

Joseph Quinones, Jr. (56)    Vice President,        Vice President, Secretary
                             Secretary and          and Treasurer Ruane
                             Treasurer (6/95)       Cunniff & Co., Inc., with
                                                    which he has been
                             associated for more than
                                                    five years.*
------------------------------------------------------------------------------

* The address for each of the Corporation's officers is 767 Fifth Avenue, New York, New York 10153.

                     INDEPENDENT ACCOUNTANTS

         The Board of Directors of the Corporation, at a meeting held on September 10, 2001 approved by vote, cast in person, of a majority of the Directors of the Corporation, including a majority of the Directors who are not "interested persons" of the Corporation, as defined in the Act, PricewaterhouseCoopers LLP, independent accountants, to audit the accounts of the Corporation. Consistent with Rule 32a-4 under the Act, on September 10, 2001 the Board of Directors voted unanimously to amend the Corporation's Bylaws to eliminate the requirement that stockholders ratify annually the selection of the Corporation's independent accountants. In reliance on Rule 32a-4 under the Act, the Corporation is not seeking stockholder ratification of the selection of its independent accountants.

         PricewaterhouseCoopers LLP has audited the accounts of the Corporation since 1999 and has represented that it does not have any direct financial interest or any material indirect financial interest in the Corporation. Representatives of PricewaterhouseCoopers LLP are expected to attend the Meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders.

         The Corporation has an Audit Committee of the Board of Directors composed of Messrs. Ahooja, Lowenstein, Matthews,
Neuhauser and Swiggett.**   The Audit Committee meets annually to
review the Corporation's financial statements with the independent accountants and to report on its findings to the Board of Directors, and so met once during 2001.

Independent Accountants' Fees

         The following table sets forth the aggregate fees billed by the independent accountants for the Corporation's most recent fiscal year for professional services rendered for: (i) the audit of the Corporation's annual financial statements and the review of financial statements included in the Corporation's reports to stockholders; (ii) financial information systems design and implementation services provided to the Corporation, the Investment Adviser and entities that control, are controlled by or under common control with the Investment Adviser that provide services to the Corporation; and (iii) all other services provided to the Corporation, the Investment Adviser and entities that control, are controlled by or under common control with the Investment Adviser that provide services to the Corporation.


____________________
**Such persons are not "interested persons" of the Corporation within the meaning of Section 2(a)(19)(A) of the Act.

                        Financial Information
                        Systems Design and            All Other
         Audit Fees     Implementation Fees             Fees
         ----------     ----------------------        ---------

          $27,000             $ -0-                    $56,750

                     APPROVAL OR DISAPPROVAL
                          OF RENEWAL OF
                  INVESTMENT ADVISORY CONTRACT

         The Corporation retains as its investment adviser Ruane, Cunniff & Co., Inc., 767 Fifth Avenue, New York, New York 10153 (the "Investment Adviser"). The Investment Adviser is a member corporation of the New York Stock Exchange, Inc. and is also the distributor of the shares of the Corporation.

         The existing Investment Advisory Contract, a copy of which is attached hereto as Exhibit A, became effective on July 1, 1993, and was most recently approved by the stockholders of the Corporation on April 20, 2001.

         The terms of the Investment Advisory Contract provide that it shall remain in force until December 31, 1993 and thereafter for successive twelve-month periods computed from each January 1 provided that such continuance is specifically approved annually by vote of a majority of the Corporation's outstanding voting securities or by the Corporation's Board of Directors, and by a majority of the Corporation's directors who are not parties to the contract or interested persons of any such party, by vote cast in person at a meeting called for the purpose of voting on such approval. Renewal of the Investment Advisory Contract for such period commencing January 1, 2002 was so approved by the Board of Directors and by the disinterested directors at such a meeting of the Board of Directors held on December 10, 2001 at which meeting the Board of Directors also approved the submission to stockholders of the Corporation of the renewal of the Investment Advisory Contract for such period commencing
January 1, 2002 pursuant to the provisions of the Investment Company Act of 1940 and the terms of the Investment Advisory Contract as described above.

         Pursuant to the terms of the Investment Advisory Contract, the Investment Adviser furnishes advice and recommendations with respect to the Corporation's portfolio of securities and investments and provides persons satisfactory to the Corporation's Board of Directors to act as officers and employees of the Corporation. Such officers and employees, as well as certain directors of the Corporation, may be directors, officers or employees of the Investment Adviser or its affiliates.

         The Investment Adviser is obligated under the Investment Advisory Contract to pay or reimburse the Corporation for the following expenses incurred by the Corporation: (i) the compensation of any of the Corporation's directors, officers and employees who are interested persons of the Investment Adviser or its affiliates (other than by reason of being directors, officers or employees of the Corporation); (ii) fees and expenses of registering the Corporation's shares under the appropriate Federal securities laws and of qualifying its shares under the applicable State Blue Sky laws, including expenses attendant upon renewing and increasing such registrations and qualifications; and (iii) expenses of printing and distributing the Corporation's prospectuses and sales and advertising materials. The Corporation is responsible and has assumed the obligation for payment of all of its other expenses, including (a) brokerage and commission expenses; (b) Federal, State or local taxes, including issue and transfer taxes, incurred by or levied on the Corporation; (c) interest charges on borrowings; (d) compensation of any of the Corporation's directors, officers or employees who are not interested persons of the Investment Adviser or its affiliates (other than by reason of being directors, officers or employees of the Corporation); (e) charges and expenses of the Corporation's custodian, transfer agent and registrar; (f) costs of proxy solicitations; (g) legal and auditing expenses; and
(h) payment of all investment advisory fees.

         The Investment Advisory Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser, or of reckless disregard of its obligations thereunder, the Investment Adviser is not liable for any action or failure to act in accordance with its duties thereunder. The Investment Adviser may act as an investment adviser to other persons, firms or corporations (including investment companies) and has numerous advisory clients besides the Corporation, none of which, however, is a registered investment company.

         The Investment Advisory Contract provides that it is terminable on 60 days' written notice by vote of a majority of the Corporation's outstanding shares or by vote of a majority of the Corporation's entire Board of Directors, or by the Investment Adviser on 60 days' written notice and automatically terminates in the event of its assignment.

         For its services under the Investment Advisory Contract, the Investment Adviser receives from the Corporation a management fee equal to 1% per annum of the Corporation's average daily net asset values. The management fee is accrued daily and paid to the Investment Adviser at the end of each month of the Corporation's fiscal year.

         The Investment Advisory Contract also provides that the Investment Adviser is obligated to reimburse the Corporation for the amount, if any, by which the operating expenses of the Corporation (excluding for such purpose the Corporation's brokerage and commission expenses, Federal, State or local taxes, including issue or transfer taxes, incurred by or levied on the

Corporation and interest charges on borrowings, but including the management fee) in any year exceed 1 1/2% of the average daily net asset values of the Corporation during such year up to a maximum of $30,000,000, plus 1% of the average daily net asset values in excess of $30,000,000. Computation of this limitation is made monthly during the Corporation's fiscal year, on the basis of the average daily net asset values and operating expenses thus far during such year, and the amount of the excess, if any, over the prorated amount of the expense limitation is paid by the Investment Adviser to the Corporation (or, where such amount of the excess is less than the monthly payment by the Corporation to the Investment Adviser with respect to the management fee, is deducted from such money payment), after taking into account, however, any previous monthly payments under the operating expense limitation during such fiscal year.

         For the fiscal year ended December 31, 2001 the Corporation's average daily net asset value was $3,952,018,100 and the Investment Adviser received a total management fee of $39,520,181. Of this fee, the Investment Adviser reimbursed the Corporation for the amount of $836,000 in accordance with the expense limitation described in the preceding paragraph, so that the Investment Adviser received the net amount of $38,684,181.

         Approval by the stockholders of renewal of the Investment Advisory Contract requires the affirmative vote of a majority of the outstanding voting securities of the Corporation, as defined below. In light of the fact that the Corporation will no longer hold annual stockholder meetings, stockholders will no longer be asked to approve the renewal of the Investment Advisory Contract.


                    CERTAIN INFORMATION AS TO
                  DIRECTORS AND OFFICERS OF THE
             CORPORATION AND ITS INVESTMENT ADVISER

         With the exception of Messrs. Ahooja, Lowenstein, Matthews, Neuhauser and Swiggett, all directors and officers of the Corporation are officers or employees of Ruane, Cunniff & Co., Inc., the Corporation's Investment Adviser, and all remuneration received by such directors and officers of the Corporation, in their capacities as such, is paid by the Investment Adviser. Under the Investment Advisory Contract, the Investment Adviser or its affiliates bear the expenses of any remuneration paid to directors and officers of the Corporation who are interested persons of the Investment Adviser or its affiliates (other than by reason of being directors, officers or employees of the Corporation). The Corporation's officers are elected annually.

         Messrs. Ruane, Cunniff, Goldfarb and Ms. Cunniff are directors of the Investment Adviser. Mr. Ruane is chairman of the board of directors and Mr. Cunniff is Vice Chairman of the Investment Adviser. Mr. Goldfarb is President of the Investment Adviser, with which he has been associated for more than five years. Ms. Cunniff is an executive vice president and a director of the Investment Adviser, with which she has been associated for more than five years. Mr. Joseph Quinones, Jr. has been vice president, secretary and treasurer of the Corporation and a vice president, secretary and treasurer of the Investment Adviser since 1995.

         Since January 1, 2001, none of the Corporation's directors engaged in a purchase or sale of the securities of Ruane, Cunniff & Co., Inc. in an amount exceeding 1% of its outstanding securities.

         Each of Messrs. Ruane, Cunniff, Goldfarb and Quinones and Ms. Cunniff is a beneficial owner of common stock of the Investment Adviser. As of February 8, 2002, Messrs. Ruane, Cunniff and Goldfarb and Ms. Cunniff collectively owned beneficially 30,641 shares of common stock of the Investment Adviser (the only class of voting securities of the Investment Adviser), collectively constituting approximately 74.1%, and individually constituting approximately 29.5%, 14.1%, 21.8% and 8.7%, respectively, of such shares outstanding. None of Messrs. Ahooja, Lowenstein, Matthews, Neuhauser and Swiggett is a beneficial owner of voting securities of the Investment Adviser.

         The Investment Adviser is also the distributor of the Corporation's Common Stock and is a member corporation of the New York Stock Exchange, Inc. Pursuant to a distribution agreement dated July 15, 1970, as amended (the "Distribution Agreement"), the Investment Adviser serves without compensation as the Corporation's distributor. The distributor acts in this capacity merely as the Corporation's agent and all subscriptions must be accepted by the Corporation as principal. Under the Distribution Agreement, the Corporation has agreed to indemnify the distributor, in the absence of the distributor's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933. The distributor also serves as the regular broker for the Corporation (see "Allocation of Portfolio Brokerage and Portfolio Turnover," below).

                     ALLOCATION OF PORTFOLIO
                BROKERAGE AND PORTFOLIO TURNOVER

         The Investment Adviser furnishes advice and recommendations with respect to the Corporation's portfolio decisions and, subject to the instructions of the Board of Directors of the Corporation, determines the broker to be used in each specific transaction. The Investment Adviser attempts to obtain from brokers the lowest possible commission consistent with best price and execution. In doing so, the Investment Adviser takes into account a number of considerations including, among other factors, the overall net economic result to the Corporation (involving both price paid or received and any commissions and other costs paid), the efficiency with which the specific transaction is effected, the ability to effect the transaction at all where a large block is involved, the known practices of brokers and their availability to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, most of which are judgmental, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Subject to these considerations, the Investment Adviser, an affiliated corporation, is the Corporation's regular broker and is the normal channel through which securities transactions (other than on a principal basis) are effected. The Corporation does not normally effect agency-cross transactions involving portfolio securities through the Investment Adviser (i.e., transactions in which the Investment Adviser is acting as broker both for the Corporation and for the other party to the transaction) but may do so in circumstances which comply with the requirements of the Investment Advisers Act of 1940, as amended. Pursuant to Section 11(a) of the Securities Exchange Act of 1934, the Investment Adviser is restricted as to the nature and extent of the brokerage services it may perform for the Corporation. In accordance with rules adopted by the Securities and Exchange Commission (the "SEC") under Section 11(a), the Investment Adviser may effect, on a national securities exchange, transactions in portfolio securities of the Corporation, that is, to cause such transactions to be transmitted, executed, cleared and settled and to arrange for unaffiliated brokers to execute such transactions. The Board of Directors of the Corporation, in accordance with the SEC rules, has authorized the Corporation to enter into a written contract with the Investment Adviser pursuant to which the Investment Adviser may continue to receive compensation for effecting, in compliance with the SEC rules, such transactions. Certain affiliated persons of the Investment Adviser are interested persons of the Corporation. (See "Election of Directors," above).

         Neither the Investment Adviser nor any affiliated person thereof either participates in commissions paid by the

Corporation to other brokers or dealers or receives any reciprocal business, directly or indirectly, as a result of such commissions.

         The Corporation and the Investment Adviser generally do not direct the Corporation's portfolio transactions to persons or firms because of research services provided by such person or firm. While neither the Corporation nor the Investment Adviser has a present intention of doing so, the Investment Adviser may execute transactions in the Corporation's portfolio securities through persons or firms which supply investment information to the Corporation or the Investment Adviser, but only when consistent with the Corporation's policy to seek the most favorable markets, prices and executions in its securities transactions. Such investment information may also be used by the Investment Adviser in servicing other accounts with respect to which it acts as investment adviser.

         During the year ended December 31, 2001, the Corporation paid a total of $230,029 in brokerage commissions, $178,290 of which was paid to the Investment Adviser. During such year, the brokerage commissions paid to the Investment Adviser represented approximately 77.5% of the total brokerage commissions paid by the Corporation during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 74.1% of the aggregate dollar value of all portfolio transactions of the Corporation during the year for which commissions were paid.

               SUBMISSION OF STOCKHOLDER PROPOSALS

         It is anticipated that, following the Annual Meeting of Stockholders, the Corporation will not hold any meetings of stockholders except as required by Federal or Maryland state law. Stockholders wishing to submit proposals for inclusion in a proxy statement for a subsequent stockholder meeting should send proposals to the Secretary of the Corporation, Joseph Quinones, Jr., in care of Sequoia Fund, Inc., 767 Fifth Avenue, New York, New York 10153.

                DEFINITION OF "VOTE OF A MAJORITY
              OF THE OUTSTANDING VOTING SECURITIES
                       OF THE CORPORATION"

         The vote of a majority of the outstanding voting securities of the Corporation, as defined in Section 2(a)(42) of the Investment Company Act of 1940, means the lesser of the vote of:

         (1) 67% or more of the outstanding voting securities of the Corporation present at any meeting, if the holders of more than 50% of the outstanding voting securities of the Corporation are present or represented by proxy thereat; or

         (2) more than 50% of the outstanding voting securities of the Corporation.

         The only voting security of the Corporation is its Common Stock.

                          OTHER MATTERS

         The management does not know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement. If any of the persons listed above is unavailable for election as a director, an event not now anticipated, or if any other matters properly come before the meeting, the shares represented by proxies will be voted with respect thereto in accordance with the view of the management.

               By Order of the Board of Directors

                                     Joseph Quinones, Jr.
                                     Vice President, Secretary
                                     and Treasurer


New York, New York
March 4, 2002

                                       EXHIBIT A


SEQUOIA FUND, INC.

Ruane, Cunniff & Co., Inc.                           July 1, 1993



Dear Sirs:

         We herewith confirm our agreement with you as follows:

         1. We are engaged in the business of investing and reinvesting our capital in securities of the type and in accordance with the limitations specified in our Certificate of Incorporation, By-Laws, Registration Statement filed with the Securities and Exchange Commission under the Investment Company Act, and any representations made in our Prospectus, all in such manner and to such extent as may from time to time be authorized by our Board of Directors. We enclose copies of the documents listed above and will from time to time furnish you with amendments thereof. We will also keep you currently advised as to the make-up of our portfolio of securities.

         2. (a) We hereby employ you to advise us in respect of investing and reinvesting our capital as above specified, and, without limiting the generality of the foregoing, to provide management and other services specified below.

              (b) You on your own motion will advise us whenever in your opinion conditions are such as to make it desirable that a specified security or group of securities be eliminated from the portfolio or added to it. You will also keep us in touch with important developments affecting our portfolio and on your own initiative will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in our portfolio, or the industries in which they engage, or the economy generally. Similar information is to be furnished us with reference to securities which you may believe desirable for inclusion in our portfolio. You will also furnish us with such statistical information with respect to the securities which may hold or contemplate purchasing as you may believe appropriate or as we reasonably may request. In advising us, you will bear in mind the limitations imposed by our Certificate of Incorporation and statement of policy included in our Registration Statement under the Investment Company Act and the limitations in the Internal Revenue Code in respect of regulated investment companies.

              (c) It is understood that you will from time to time employ or associate with you such persons as you believe to be particularly fitted to assist you in the execution of this agreement, the compensation of such persons to be paid by you.
No obligation may be incurred on our behalf in any such respect. During the continuance of this agreement you will provide persons satisfactory to our Board of Directors to serve as officers and employees of our corporation, if elected or appointed as the case may be. These shall be a chairman of the board, a president, a secretary, a treasurer, and such additional officers and employees as may reasonably be necessary for the conduct of our business. You or your affiliates (other than us) shall pay the entire salaries and wages of all of our officers, directors, and employees who are interested persons of you or your affiliates (other than by reason of being our directors, officers or employees), and the salaries of such persons shall not be deemed to be expenses incurred by us for purposes of paragraph 3 hereof.

         3. It is further agreed that you shall be responsible for the following expenses incurred by us during each year or portion thereof that this agreement is in effect between us:
(i) the compensation of any of our directors, officers and employees who are interested persons of you or your affiliates (other than by reason of being our directors, officers or employees), (ii) fees and expenses of registering our shares under the appropriate Federal securities laws and of qualifying our shares under applicable State Blue Sky laws, including expenses attendant upon renewing and increasing such registrations and qualifications, and (iii) expenses of printing and distributing our prospectus and sales and advertising materials. We shall be responsible and hereby assume the obligation for payment of all our other expenses, including
(a) brokerage and commission expenses, (b) Federal, State or local taxes, including issue and transfer taxes, incurred by or levied on us, (c) interest charges on borrowings,
(d) compensation of any of our directors, officers or employees who are not interested persons of you or your affiliates (other than by reason of being our directors, officers or employees),
(e) charges and expenses of our custodian, transfer agent and registrar, (f) costs of proxy solicitations, (g) legal and auditing expenses and (h) payment of all investment and advisory fees (including the fees payable to you hereunder). However, you shall reimburse us for the excess, if any, in any year of our operating expenses over 1 1/2% of our average daily net asset values up to a maximum of $30,000,000, plus 1% of our average daily net asset values in excess of $30,000,000. Such operating expenses will not include expenses listed in clauses (a), (b) and
(c). Computations under this expense limitation shall be made monthly during our fiscal year, on the basis of the average daily net asset values and operating expenses thus far during such year, and the amount of the excess, if any, over the prorated amount of the expense limitation shall be paid by you to us (or, where such amount of the excess is less than the monthly payment by us to you of the management fee set forth below, shall be deducted from such monthly payment of the management fee), after taking into account, however, any previous monthly payments under the operating expense limitation during such fiscal year. This operating expense limitation will be prorated for the portion of the fiscal year from July 1, 1993 through December 31, 1993.

         4. We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder or by reason of your reckless disregard of your obligations and duties hereunder.

         5. In consideration of the foregoing we will pay you, for each year or portion of a year during which this agreement is effective between us, a management fee of 1% per annum of our average daily net asset values. The management fee will be accrued daily and paid to you at the end of each month of our fiscal year.

         6. This agreement shall become effective on July 1, 1993, and shall continue in force until December 31, 1993 and thereafter for successive twelve-month periods (computed from each January 1) provided that such continuance is specifically approved annually by vote of a majority of our outstanding voting securities (as defined in the Investment Company Act) or by our Board of Directors; and by a majority of our directors who are not parties to this agreement or interested persons, as defined in the Investment Company Act, of any such party (other than as directors of our corporation) cast in person at a meeting called for the purpose of voting on such approval. This agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of our outstanding voting securities (as so defined), or by a vote of a majority of our entire Board of Directors on sixty days' written notice to you, or by you on sixty days' written notice to us.

         7. This agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by you and this agreement shall terminate automatically in the event of its assignment. The terms "transfer", "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing law and any interpretation thereof contained in rules or regulations promulgated by the Securities and Exchange Commission thereunder.

         8. Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your officers, directors or employees who may also be a director, officer or employee of ours, or persons otherwise affiliated with us (within the meaning of the Investment Company Act of 1940) to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association. It is understood that you and your affiliates may render similar investment advisory services to clients other than us for compensation which may be more or less than the compensation charged to us for such services.

         9. It is understood that, whether or not we follow the investment advice and recommendations given by you to us thereunder, the provisions contained herein concerning your compensation hereunder shall be binding on you and _____________.

         10. If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                                  Very truly yours,
                                  SEQUOIA FUND, INC.


                                  By /s/ William J. Ruane
                                    ______________________
                                     Chairman of the Board

Accepted:
Ruane, Cunniff & Co., Inc.


By /s/ Richard T. Cunniff
   _______________________
         President

                       PROXY CARD APPENDIX


                       SEQUOIA FUND, INC.
         Annual Meeting of Stockholders - April 19, 2002

       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         Revoking any such prior appointments, the undersigned stockholder of SEQUOIA FUND, INC., a Maryland corporation (the "Corporation"), hereby appoints ROBERT D. GOLDFARB and JOSEPH QUINONES, JR. (or if only one shall act, then that one) proxies, with power of substitution, to vote all the common stock of the Corporation registered in the name of the undersigned at the Annual Meeting of Stockholders of the Corporation to be held at The New York Athletic Club, 180 Central Park South, New York, New York 10019 on April 19, 2002 at 10:00 A.M and at any adjournments thereof.

         PROPOSAL(S)

         1) THE SHARES OF COMMON STOCK REPRESENTED BY THIS PROXY WILL BE VOTED (EXCEPT TO THE EXTENT AUTHORITY TO VOTE IS WITHHELD AS DESCRIBED BELOW) FOR THE ELECTION OF WILLIAM J. RUANE,
RICHARD T. CUNNIFF, CAROL L. CUNNIFF, ROBERT D. GOLDFARB, VINOD AHOOJA, ROGER LOWENSTEIN, FRANCIS P. MATTHEWS, C. WILLIAM NEUHAUSER AND ROBERT L. SWIGGETT, AS DIRECTORS, each to hold office until his successor is elected and qualified, as more fully described in the Proxy Statement for the stockholders' meeting to be held on April 19, 2002. (YOU MAY WITHHOLD YOUR VOTE FOR ANY ONE OR MORE OF THE FOREGOING NOMINEES BY LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME OF THE PARTICULAR NOMINEE OR NOMINEES);

         2) With respect to renewal for the Corporation's current fiscal year ending December 31, 2002 of the Investment
Advisory Contract between the Corporation and Ruane, Cunniff &
Co., Inc. dated July 1, 1993; and

         3) In accordance with their discretion, upon such other matters as may properly come before the meeting.

         The shares of common stock represented by this Proxy will be voted and such voting will be in accordance with the specifications above. WITH RESPECT TO THE PROPOSAL SET FORTH IN
ITEM 2, IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE PROPOSAL SET FORTH IN THAT ITEM. Should any other matters properly come before the meeting, the persons named in this Proxy will vote and act with respect thereto in accordance with the views of the management.

PROPOSAL 1: Election of Directors: To WITHHOLD authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

/ /      FOR all nominees listed below

/ /      Vote WITHHELD for all nominees listed below

/ /      FOR all nominees listed below (except as marked to the
contrary below)

William J. Ruane   Richard T. Cunniff   Carol L. Cunniff
Robert D. Goldfarb   Vinod Ahooja   Roger Lowenstein   Francis P.
Matthews   C. William Neuhauser   Robert L. Swiggett

PROPOSAL 2:

/ /      FOR     / / AGAINST    / / ABSTAIN


Please sign exactly as your name or names appear on the ballot.
When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. Receipt is acknowledged of the Proxy Statement for the stockholders' meeting to be held April 19, 2002.

Dated:_____________________, 2002
_________________________________
_________________________________
 Signature(s) of Stockholder(s)























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